                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  MAY 24, 2000
                        --------------------------------



                              VISUAL NETWORKS, INC.
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   Delaware                        000-23699                     52-1837515
-------------------           ------------------            -------------------
(State of incorporation)      (Commission file number)   (IRS Employer Identification No.)

                                2092 Gaither Road
                            Rockville, Maryland 20850
                        --------------------------------
               (Address of principal executive offices) (Zip code)

                                 (301) 296-2300
                        --------------------------------
                         (Registrant's telephone number)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

At an annual meeting on May 24, 2000, the stockholders of Visual Networks, Inc. ("Visual") approved the issuance of shares of Visual common stock in connection with the Agreement and Plan of Merger dated as of February 7, 2000 (the "Merger Agreement"), by and among Visual, Avesta Technologies, Inc. ("Avesta") and Visual Acquisitions Three, Inc. ("Merger Sub"), a wholly-owned subsidiary of Visual. Pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into Avesta (the "Merger"), which thereby became a wholly-owned subsidiary of Visual.

The stockholders of Avesta previously approved the Merger by written consent.

In the Merger, Visual issued approximately 6.5 million shares of Visual common stock in exchange for all of the outstanding capital stock, options and warrants of Avesta Technologies. Equity holders of Avesta Technologies also will be entitled to receive up to 2.0 million shares of Visual Networks common stock as additional consideration if certain revenue goals for Avesta Technologies' products are achieved in calendar year 2000.

The transaction is being accounted for as a purchase business combination and is structured as a tax-free reorganization for federal income tax purposes.

Avesta provides software that manages the infrastructure of e-business. This infrastructure consists of interdependent network, systems, applications and telecommunication resources, including the Web, that together enable and support e-business activities. Avesta's Trinty and eWatcher software products provide a way for organizations to detect service disruptions, isolate their root causes and identify their business impact so as to enhance the availability and performance of an organization's e-business infrastructure. Such infrastructure is fundamental to an organization's ability to generate revenue, interact with its customers and maintain its competitive position.

ITEM 5.  OTHER EVENTS.

At the annual meeting, Visual's stockholders also approved: (i) the amendment of Visual's certificate of incorporation to increase the number of authorized shares of Visual common stock from 50 million to 200 million; (ii) Visual's 2000 Stock Incentive Plan and the issuance of 7 million shares under the plan; and
(iii) the ratification of Arthur Andersen LLP as Visual's independent public accountants for the fiscal year ending December 31, 2000. The stockholders also re-elected three directors, Ted H. McCourtney, William J. Smith and Scott E. Stouffer, to serve for terms of three years.

Immediately following the closing of the Merger, the number of directors comprising the Visual board of directors was increased by one and Mr. Kam M. Saifi was appointed to fill the vacancy.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

       The financial statements of Avesta Technologies, Inc. have been previously included in Visual's Registration Statement on Form S-4, No. 333-33946.

(b)    PRO FORMA FINANCIAL INFORMATION.

       The pro forma financial information has been previously included in Visual's Registration Statement on Form S-4, No. 333-33946.

(c)         EXHIBITS.

 EXHIBIT NO.                            DESCRIPTION

    2.1 (1) Merger Agreement, dated February 7, 2000, among Visual Networks, Inc., Visual Acquisitions Three, Inc. and Avesta Technologies, Inc.

    99.1 (2)  Press Release of Visual Networks, Inc. dated May 25, 2000.


(1) Incorporated herein by reference to Registration Statement on Form S-4, No. 333-33946, as amended.

(2)    Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 1, 2000                  Visual Networks, Inc.



                                      /s/ Peter J. Minihane
                                      ----------------------------
                                      By:       Peter J. Minihane
                                      Title:    Executive Vice President,
                                                Chief Operating Officer,
                                                Chief Financial Officer
                                                and Treasurer